Exhibit 10.4

ELEVENTH AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT

This ELEVENTH AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT (this “Amendment”) is made and entered into effective as of August 1, 2015, by and between the parties signatory hereto, as lessors (collectively, “Lessor”) and HCR III Healthcare, LLC, as lessee (“Lessee”).

RECITALS

A.Lessor is the current “Lessor” and Lessee is the current “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of April 7, 2011, as amended by that certain First Amendment to Master Lease and Security Agreement dated as of April 7, 2011, as further amended by that certain Second Amendment to Master Lease and Security Agreement dated as of May 16, 2011, Third Amendment to Master Lease and Security Agreement dated as of January 10, 2012, Fourth Amendment to Master Lease and Security Agreement dated as of April 18, 2012, Fifth Amendment to Master Lease and Security Agreement dated as of May 5, 2012, Sixth Amendment to Master Lease and Security Agreement dated as of July 30, 2012, Seventh Amendment to Master Lease and Security Agreement dated as of February 11, 2013,  Eighth Amendment to Master Lease and Security Agreement, dated as of July 31, 2014, Ninth Amendment to Master Lease and Security Agreement, dated as of September 30, 2014, and Tenth Amendment to Master Lease and Security Agreement, dated as of March 29, 2015 (as so amended, the “Master Lease”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Master Lease.

B. Lessee’s obligations under the Master Lease are guaranteed by HCR ManorCare, Inc., a Delaware corporation, successor in interest to HCR ManorCare LLC, a Delaware limited liability company, pursuant to that certain Guaranty of Obligations dated as of April 7, 2011 (as the same may have been or may hereafter be further amended, modified, or reaffirmed from time to time on accordance with the terms thereof, the (“Guaranty”).

C.The Master Lease covers the “Leased Property” of the Pool 1 Facilities described on Exhibit A-1 to the Master Lease, the Pool 2 Facilities described on Exhibit A-2 to the Master Lease, the Pool 3 Facilities described on Exhibit A-3 to the Master Lease, and the Pool 4 Facilities described on Exhibit A-4 to the Master Lease.

D. Reference is made to the Pool 1 Facilities identified on Exhibit A-1 to the Master Lease as “Heartland of Clarksburg,” located on the land identified on said Exhibit as 100 Parkway Drive, Clarksburg, West Virginia, including the Leased Improvements and the Lessor’s Personal Property located thereon or therein (the “Clarksburg Property”).  Pursuant to Section 5.2 of the Master Lease, Lessor and Lessee desire to terminate the Master Lease with respect to the Clarksburg Property.

E. Reference is made to that certain letter agreement (the “Cooperation Agreement”), dated February 6, 2015, by Lessor and acknowledged and agreed to by Lessee, relating to the properties identified on Exhibit A thereto (collectively, the “Sale Properties” and individually, each a “Sale Property”).

F.In connection with the sale pursuant to the Cooperation Agreement of any Sale Property, Lessor and Lessee desire to terminate the Master Lease with respect to such Sale Property in accordance with Section 5.2 of the Master Lease; provided that notwithstanding the provisions of Section 5.2 of the Master Lease, the Minimum Rent shall be reduced in accordance with the terms of this Amendment upon such termination.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.Recitals.  The foregoing recitals are adopted by Lessor and Lessee as true and correct and, by this reference, are incorporated herein as if set forth herein in full.

2.Subtraction of Clarksburg Property.

(a)The Master Lease is hereby amended to release and subtract the Clarksburg Property from the Leased Property.

(b)Exhibit A-1 of the Master Lease is amended as of July 31, 2015 as follows:

1.The Clarksburg Facility is hereby deleted in its entirety.

(c)Paragraph 1 of Exhibit D of the Master Lease is hereby amended to add the following provision as a new clause (g) thereof:

“(g)Notwithstanding anything to the contrary contained herein, (i) commencing on August 1, 2015, Lessee shall pay to Lessor Minimum Rent monthly in the amount of $39,326,266.33,  and (ii) Minimum Rent for the sixth (6th) Lease Year, commencing April 1, 2016, shall be calculated under Paragraph 1(c) above using the then current monthly Minimum Rent as of March 2016.”

3.Subtraction of Other Sales Properties.  On the date of the closing of the sale of any other Sale Property in accordance with the Cooperation Agreement:

(a)The Master Lease shall be automatically deemed amended to release and subtract the applicable Sale Property from the Leased Property.

(b)Exhibit A-1, Exhibit A-2, Exhibit A-3 and/or Exhibit A-4, as applicable, of the Master Lease shall be automatically deemed amended as of the date of the closing of the sale of the applicable Sale Property to delete the applicable Sale Property in its entirety.

(c)The Minimum Rent shall be automatically deemed reduced by an amount equal to the product of (i) the actual aggregate sales price net of all sale expenses and commissions with respect to the Sale Property or Sale Properties sold, multiplied by (ii) seven and three-quarters percent (7.75%) (such amount, the “Rent Reduction Amount”).

(d)In the event that the closing of the sale of any Sale Property occurs on a date other than the first (1st) day of the applicable month, Lessor shall, within two (2) Business Days of the closing of such sale of such Sale Property, refund to Lessee, by wire transfer of immediately available funds, an amount equal to the product of (i) (x) the number of days remaining in the applicable month, divided by (y) the total number of days in the applicable month, multiplied by (ii) the Rent Reduction Amount.

4.Amendment Upon Completion of Sale Process.  For purposes of clarification, upon the completion of the sale process contemplated by the Cooperation Agreement, as mutually determined by the parties hereto, the parties shall enter into one or more further amendments of the Master Lease (a) confirming any sales of Sale Properties and deleting references to the sold Sale Properties, (b) (i) adjusting the Allocated Minimum Rent set forth on Exhibit A-1, Exhibit A-2, Exhibit A-3 and/or Exhibit A-4, as applicable, for each remaining Leased Property and (ii) restating Paragraph 1(g) of Exhibit D of the Master Lease as a result of such adjustments, each to reflect the reduction in the aggregate Minimum Rent for all sold Sale Properties and (c) incorporating such other amendments as the parties hereto shall mutually agree are necessary or desirable in respect thereof.

5.Further Assurances. The parties agree to promptly sign all documents reasonably requested to give effect to the provisions of this Amendment.

6.Effect of Amendment.  All references in the Master Lease to the “Master Lease” shall be deemed to be references to the Master Lease as amended hereby.

7.Full Force and Effect; Acknowledgement. The Master Lease, as hereby amended, shall remain and continue in full force and effect.

8.Counterparts; Facsimile or Electronically Transmitted Signatures. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument.  Signatures transmitted by facsimile or other electronic means may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures on the document transmitted by facsimile or such other electronic means.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

“LESSOR”

HCP PROPERTIES, LP, a Delaware limited partnership

By:HCP I-B Properties, LLC, a Delaware limited liability company, its General Partner

HCP WEST VIRGINIA PROPERTIES, LLC, a Delaware limited liability company

HCP PROPERTIES OF ALEXANDRIA VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF ARLINGTON VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF MIDWEST CITY OK, LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (NORTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (SOUTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF TULSA OK, LLC, a Delaware limited liability company

HCP PROPERTIES-ARDEN COURTS OF ANNANDALE VA, LLC, a Delaware limited liability company

HCP PROPERTIES-CHARLESTON OF HANAHAN SC, LLC, a Delaware limited liability company

HCP PROPERTIES-COLUMBIA SC, LLC, a Delaware limited liability company

HCP PROPERTIES-FAIR OAKS OF FAIRFAX VA, LLC, a Delaware limited liability company

HCP PROPERTIES-IMPERIAL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-LEXINGTON SC, LLC, a Delaware limited liability company

HCP PROPERTIES-MEDICAL CARE CENTER-LYNCHBURG VA, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT EAST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT OF UNION SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT WEST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-STRATFORD HALL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-WEST ASHLEY-CHARLESTON SC, LLC, a Delaware limited liability company

HCP MARYLAND PROPERTIES, LLC, a Delaware limited liability company

By:/s/ Darren Kowalske

Name:Darren Kowalske

Title:Senior Vice President

“LESSEE”

HCR III HEALTHCARE, LLC, a Delaware limited liability company

By:/s/ Matthew S. Kang

Name:Matthew S. Kang

Title:Vice President, Chief Financial Officer

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Master Lease, as amended pursuant to the foregoing Amendment.

HCR MANORCARE, INC., a Delaware corporation

By:/s/ Matthew S. Kang

Name:Matthew S. Kang

Title: Vice President, Chief Financial Officer